Commitments and Contingencies	3 Months Ended
Mar. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

13. COMMITMENTS AND CONTINGENCIES

Capital expenditure commitments

The Company was committed to incur capital expenditures of $24.5 and $22.1 million at March 31, 2020, and December 31, 2019, respectively. Commitments outstanding as of March 31, 2020, are expected to be settled during 2020 and 2021.

Capital lease commitments

The Company leases certain hydraulic fracturing equipment under a capital lease that expires in 2021. The lease has a term of 24 months and the imputed interest rate for the lease is 6.5% per annum. As of March 31, 2020, and December 31, 2019, the total recorded liability on this lease is $31.0 million and $33.7 million, respectively, with $23.6 million and $20.5 million, respectively, classified as a short-term obligation within Other current liabilities account and $7.4 million and $13.1 million, respectively, classified as a long-term obligation within Other liabilities account in the Condensed Consolidated Balance Sheets. Total interest expense incurred on this lease was $0.4 million for the quarter ended March 31, 2020, and $0.0 (zero) million for the quarter ended March 31, 2019. Depreciation of assets held under this capital lease is included within depreciation expense. See Note 7, Property, Plant, and Equipment, for further details.

During the first quarter of 2020, the Company entered into a second capital lease for hydraulic fracturing equipment. The impact of the lease will be recorded in the financial statements in the second quarter of 2020 when the term begins. The lease has a term of 24 months and an imputed interest rate of 4.3% per annum. Total payments expected under the terms of the lease are $10.4 million, with $3 million paid at signing, at least $2 million due in the first 12 months of the lease, and no more than $5.4 million due within the second 12 months of the lease.

Future minimum lease payments and future interest payments under non-cancellable capital leases at March 31, 2020 and December 31, 2019, are payable as follows (in thousands):

	As of March 31, 2020			As of December 31, 2019
	Future Minimum Lease Payments	Future Interest Payments	Total Payments	Future Minimum Lease Payments	Future Interest Payments	Total Payments
2020	$20,610	$1,890	$22,500	$22,930	$1,070	$24,000
2021	16,089	461	16,550	10,743	1,257	12,000
2022	1,340	10	1,350	-	-	-
2023	-	-	-	-	-	-
2024	-	-	-	-	-	-
2025	-	-	-	-	-	-
Thereafter	-	-	-	-	-	-
Total	$38,039	$2,361	$40,400	$33,673	$2,327	$36,000

Operating lease commitments

Future minimum lease commitments under non-cancellable operating leases with initial or remaining terms of one year or more at March 31, 2020 and December 31, 2019, respectively, are payable as follows (in thousands):

	March 31, 2020	December 31, 2019
2020	$18,300	$23,201
2021	16,922	18,560
2022	1,708	2,780
2023	1,338	2,291
2024	1,338	2,292
2025	1,342	2,296
Thereafter	3,281	1,629
Total	$44,229	$53,049

The Company recorded rental expense of $34.3 million and $25.5 million during the quarters ended March 31, 2020 and 2019, respectively, in the Condensed Consolidated Statements of Operations.

Other commitments

The Company purchases certain property, plant, and equipment using seller-provided installment financing with payment terms extending to 24 months. The amounts due to the vendor at March 31, 2020, and December 31, 2019, include $4.1 million and $3.0 million, respectively, presented in Other current liabilities, and $1.4 million and $3.0 million, respectively, presented in Other liabilities on the Condensed Consolidated Balance Sheets.

The Company has outstanding letters of credit amounting to $14.4 million and $21.2 million as of March 31, 2020, and December 31, 2019, respectively.

In the normal course of business with customers, vendors and others, the Company has entered into off-balance sheet arrangements, such as surety bonds for performance, and other bank issued guarantees which totaled $106.4 million and $99.1 million as of March 31, 2020, and December 31, 2019, respectively. The Company has also entered into cash margin guarantees totaling $4.5 million and $5.8 million at March 31, 2020, and December 31, 2019, respectively. A liability is accrued when a loss is both probable and can be reasonably estimated. None of the off-balance sheet arrangements either has, or is likely to have, a material effect on the Company’s condensed consolidated interim financial statements.

As of March 31, 2020, and 2019, the Company had liabilities of $6.7 million and $6.7 million, respectively, on the Condensed Consolidated Balance Sheet included in the line item “Other liabilities,” reflecting various liabilities associated with the 2014 acquisition of NPS Bahrain by NPS Holdings Limited.

In February 2020, the Company announced an agreement to acquire Sahara Petroleum Services Company S.A.E (“SAPESCO”). The transaction, which is subject to standard regulatory approval and satisfaction of customary closing conditions, is expected to close in the second quarter of 2020 and will mark the entry of the NESR brand into Egypt, further expanding the Company’s presence in North Africa. Under the terms of the agreement, the Company will acquire substantially all issued and outstanding shares of SAPESCO in a cash and stock transaction. The transaction is comprised of $27.0 million in cash paid to shareholders at closing, a $22 million payment of SAPESCO debt, and issuance of the Company’s shares in two tranches as earn-outs at a minimum price of $10.00 per share based on a portion of 2019 EBITDA and performance metrics, using a multiple of up to 4.35x.

Legal proceedings

The Company is involved in certain legal proceedings which arise in the ordinary course of business and the outcomes of which are currently subject to uncertainties and therefore the probability of a loss, if any, being sustained and an estimate of the amount of any loss are difficult to ascertain. Consequently, it is not possible to make a reasonable estimate of the expected financial effect, if any, that will result from ultimate resolution of these disputes. The Company is contesting these claims/disputes and the Company’s management currently believes that provision against these potential claims is not required as the ultimate outcome of these disputes would not have a material impact on the Company’s business, financial condition or results of operations.